Exhibit 10.5(a)
                                                                 ---------------


                      PURCHASE NOTE AND SECURITY AGREEMENT
                                   (SERIES A)

     THIS PURCHASE NOTE AND SECURITY AGREEMENT (SERIES A) ["Agreement"] is entered into as of the 7th day of November, 1985 by and between ZOND CONSTRUCTION CORPORATION III, a California corporation ("ZCC III"), and ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, a California limited partnership (the "Debtor"), the general partner of which is Zond Windsystems Management Corporation III, a California corporation (the "General Partner").

                                 R E C I T A L S
                                 - - - - - - - -

     A. ZCC III and the Debtor have previously entered into a Windsystem Construction Agreement dated as of September 9, 1985 (the "Series A Construction Agreement"), pursuant to which ZCC III has agreed to sell to the Debtor, and the Debtor has agreed to purchase from ZCC III, certain property more specifically described in paragraphs (a), (b) and (c) of Section 2.2 below (collectively the "Windsystem"), including up to 160 Vestas Model V17 wind turbine generators, certain concrete pads, cables and step-up transformers for said wind turbine generators and a 30 MW power substation. The Windsystem will be located and operated on certain real property located in Tehachapi, Kern County, California and more specifically described on the attached Exhibit A (the "Operating
                                                ---------
Site").

     B. A portion of the purchase price of the Windsystem will be evidenced by one or more promissory notes (individually a "Series A Purchase Note" and collectively the "Series A Purchase Notes"). Certain requirements as to the content of and security for the Series A Purchase Notes are set forth in Section
5.2.1 of the Series A Construction Agreement. Subject to and in accordance with such requirements, ZCC III and the Debtor desire to enter into this Agreement to provide, among other things, for the making and securing of the Series A Purchase Notes.

     C. ZCC III expects to obtain permanent financing (the "Term Loan") from one or more lenders (collectively the "Lender") in relation to the sale of the Windsystem to the Debtor. In connection with the Term Loan, ZCC III will issue a promissory note (the "Term Loan Note") secured in part by the Series A Purchase Notes and a collateral assignment of all of ZCC III's right, title and interest under this Agreement.

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth below, ZCC III and the Debtor agree as follows:

     1. Series A Purchase Notes.
        -----------------------

          1.1 Form and Content. The Series A Purchase Notes shall, as to form
              ----------------
and content, conform to the attached Exhibit B, with the blank spaces provided to be filled in appropriately.

          1.2 Secured Obligations. The Series A Purchase Notes shall be secured
              -------------------
as more specifically provided in Section 2 and shall be additionally secured by a Series A Deed of Trust and Assignment of Rents (the "Deed of Trust") in the form of the attached Exhibit C, with the blank spaces provided to be filled in
                     ---------
appropriately.

          1.3 Non-Recourse. The Series A Purchase Notes and any and all
              ------------
obligations of the Debtor under this Agreement and the Deed of Trust shall be without recourse to the Debtor, and in the event of any failure by the Debtor to pay any amount when due or payable (at the stated time of maturity or upon acceleration or otherwise) under any or all of the Series A Purchase Notes, this Agreement and/or the Deed of Trust or in the event of the occurrence of an Event of Default (this and all subsequent references to an Event of Default shall mean an Event of Default as defined in Section 9.1), ZCC III's sole recourse shall be to the collateral described in Section 2 and/or in the Deed of Trust and the Debtor shall in no event be personally liable under the Series A Purchase Note, this Agreement or the Deed of Trust.

          1.4 Unconditional Obligations. All payments to be made under the
              -------------------------
Series A Purchase Notes shall be unconditional, and shall not be subject to offset, defense or counterclaim for so long as the Series A Purchase Notes remain outstanding.

     2. Security Interests.
        ------------------

          2.1 Grant of Security Interest. The Debtor hereby grants to ZCC III,
              --------------------------
and ZCC III shall have, to secure the Series A Purchase Notes and any and all payment obligations of the Debtor under this Agreement and the Deed of Trust, a security interest in the following, to the extent a security interest may be created in any or all of the following under Division 9 of the California Commercial Code:

          (a) the Windsystem Collateral (as defined in Section 2.2);

          (b) the Intangible Collateral (as defined in Section 2.3);

          (c) any and all bank accounts from time to time maintained by the Debtor;

          (d) all other personal property, excluding the Indemnification Rights (as defined in Section 2.3), but including without limitation all goods, inventory, equipment, accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments and documents, and fixtures, whether presently or hereafter owned by the Debtor, and wherever located; and

          (e) all substitutions and replacements for, accessions to and proceeds of the foregoing.

          2.2 Windsystem Collateral. "Windsystem Collateral" shall mean:
              ---------------------

          (a) all Vestas Model V17 wind turbine generators, each having a rated capacity of 100 KW and equipped with two generators, a controller and a supporting steel lattice tower, and all other parts or components thereof, sold by ZCC III to the Debtor under the Series A Construction Agreement (the "Turbines");

          (b) all concrete pads located at the Operating Site, and all intermediate step-up transformers for use in connection with the Turbines together with all wire cable for use in connecting such intermediate step-up transformers to the Turbines, and all parts and components thereof, sold by ZCC III to the Debtor under the Series A Construction Agreement (the "Turbine Related Equipment");

          (c) the 30 MW power substation located at the Operating Site, and all parts and components thereof, sold by ZCC III to the Debtor under the Series A Construction Agreement (the "Power Substation"); and

          (d) all insurance proceeds paid or payable to the Debtor under the insurance policies (other than proceeds of any liability insurance policies payable to the Debtor) maintained by or for the benefit of the Debtor with respect to the Turbines, the Turbine Related Equipment, the Power Substation and any other property of the Debtor.

          2.3 Intangible Collateral. "Intangible Collateral" shall mean the
              ---------------------
following (other than any rights of the Debtor set forth in the below-described agreements to be defended, indemnified or held harmless or to receive any payments made or to be made pursuant to any obligation to such effect, all of the foregoing being collectively the "Indemnification Rights"):

          (a) the Power Purchase Contract designated Monolith I (the "Power Agreement") dated June 22, 1984 between Zond Systems, Inc., a California corporation ("Zond"), and Southern California Edison Company, a California public utility, as assigned by Zond to the Debtor pursuant to the

Assignment of Power Purchase Contracts (the "Power Assignment") dated as of September 9, 1985 between Zond and the Debtor, together with the Power Assignment;

          (b) the Windsystem Management Agreement (the "Series A Management Agreement") dated as of September 9, 1985 between the Debtor and Zond;

          (c) the Series A Construction Agreement;

          (d) the Wind Power Generating Facility Warranty Agreement (the "Warranty Agreement") made by Vestas Energy A/S, a Danish corporation, in favor of one or more purchasers to be subsequently designated, as referred to in the Series A Construction Agreement;

          (e) the Assignment (the "Warranty Assignment") dated as of September 9, 1985 between ZCC III and the Debtor, by which ZCC III assigned to the Debtor certain representations and warranties of Zond contained in the Construction Agreement dated as of September 9, 1985 between Zond and ZCC III;

          (f) the 1985 Tower Warranty executed by Vestas North America Limited, a California corporation, in favor of the Debtor;

          (g) the Series A Wind Park Easement Agreement (the "Series A Easement Agreement") dated as of September 9, 1985 between the Debtor and ZCC III;

          (h) the Grant of Easement (Western Access) (Series A) [the "Series A Access Easement"] dated as of September 9, 1985 between Zond and the Debtor;

          (i) the Grant of Easement (Interconnect) (Series A) [the "Series A Interconnect Easement] dated as of September 9, 1985 between Zond and the Debtor;

          (j) the Series A Power Transfer Facilities Agreement dated as of September 9, 1985 between Zond and the Debtor;

          (k) the Non-Disturbance Agreement dated as of September 9, 1985 between Zond and the Debtor;

          (1) any and all payments or monies (other than payments or monies received pursuant to any Indemnification Rights) received or to be received under any of the foregoing, including without limitation any and all proceeds from the sale of electricity under the Power Agreement as assigned to the Debtor by the Power Assignment;

          (m) any additional agreements to which the Debtor is a party, or warranties assigned or running to the Debtor, and which relate to the ownership and operation of the Windsystem; and

          (n) any replacements, substitutions, modifications, amendments or proceeds of any of the foregoing.

          2.4 No Assumption. The grant of the security interests provided for in
              -------------
Section 2.1 and the exercise by ZCC III of any of its rights and remedies under this Agreement, the Deed of Trust or otherwise do not and shall not constitute, and shall not be construed to constitute, an assumption by or transfer to ZCC III of any obligations of the Debtor, or any other party, under any of the agreements included in the Intangible Collateral, or any other agreements to which the Debtor is a party, all of which shall continue to be obligations of the Debtor and such other parties, respectively.

          2.5 No Merger. Neither the Debtor's grant of a security interest to
              ---------
ZCC III under Section 2.1 or the Deed of Trust in any agreement to which ZCC III is also a party, including without limitation the Series A Construction Agreement, the Warranty Assignment and the Series A Easement Agreement, nor the exercise by any assignee or successor of the Debtor with respect to any rights under this Agreement, the Deed of Trust or otherwise relating to any such security interest, shall constitute a merger of the interests in such agreement or otherwise result in any extinguishment or termination of any such agreement.

     3. Representations and Warranties.
        ------------------------------

          In order to induce ZCC III to enter into this Agreement and to accept the Series A Purchase Notes in partial payment of the purchase price of the Windsystem, the Debtor represents and warrants to ZCC III that:

          3.1 Organization and Powers. The Debtor is a limited partnership duly
              -----------------------
organized and validly existing under the laws of the State of California, has full power to own its properties and to conduct its business as now being conducted and is in good standing in each jurisdiction in which the character of its business or its ownership of property so requires. The Debtor has and will have full power, authority and legal right to execute, deliver and perform its obligations under the Series A Purchase Notes, this Agreement and the Deed of Trust and to grant the security interests granted under this Agreement and the Deed of Trust.

          3.2 Authorization; Absence of Conflicts; Approvals. The execution,
              ----------------------------------------------
delivery and performance by the Debtor of the Series A Purchase Notes, this Agreement and the Deed of Trust (a) have been duly authorized by all requisite action of the Debtor and the General Partner, (b) will not (i) violate the Debtor's partnership agreement or any provision of any law or any governmental or agency rule or regulation applicable to it, (ii) violate or constitute a default under any indenture, agreement, license or other instrument to which the Debtor or the General Partner is a party or by which the Debtor or the General Partner or any of their respective properties may be bound, (iii) violate any order of any court, tribunal or governmental agency binding upon the Debtor or the General Partner or their respective properties, or (iv) result in the creation of any lien of any nature whatsoever upon any properties or assets of the Debtor or the General Partner, except as contemplated or permitted hereby, and (c) do not require any license, consent or approval of any governmental agency or regulatory authority.

          3.3 Binding Obligations. This Agreement constitutes, and upon
              -------------------
execution and delivery by the Debtor the Series A Purchase Notes and the Deed of Trust will constitute, legal, valid, and binding obligations of the Debtor enforceable against the Debtor in accordance with their respective terms.

          3.4 Litigation. There are no actions, suits, proceedings (including
              ----------
proceedings by or before any arbitrator or administrative agency) pending or, to the knowledge of the Debtor, threatened against the Debtor or the General Partner which, if adversely determined, would have a material adverse affect on the financial condition or business of the Debtor.

          3.5 Conflicting Agreements. Neither the Debtor nor the General Partner
              ----------------------
is a party to any agreement or instrument that adversely affects the operation or nature of the Debtor's business, property or assets or its ability to perform its obligations under the Series A Purchase Notes, this Agreement or the Deed of Trust. Neither the Debtor nor the General Partner is in default under any agreement for borrowed money or under any other material agreement in any manner which would materially adversely affect Debtor's ability to perform its obligations under the Series A Purchase Notes, this Agreement or the Deed of Trust.

          3.6 Public Utility Regulation. Neither the execution or delivery of
              -------------------------
the Series A Purchase Notes, this Agreement and/or the Deed of Trust, nor the due performance by any of the parties thereto of their respective obligations thereunder, nor the proper exercise of any of their rights thereunder, will, solely as a result thereof, cause ZCC III to become subject to regulation as a public utility under the Federal Power Act, as amended, or to be an "electric utility company" or a "holding company" as defined in the Public Utility Holding Company Act of 1935, as amended. No orders, approvals or filings are necessary to prevent classification under Federal law of ZCC III as a public utility, electric utility company or holding company.

          3.7 Security Interests. The security interests granted under this
              ------------------
Agreement will, upon attachment and proper filing of appropriate UCC financing statements with the Office of the California Secretary of State in Sacramento, California, appropriate
UCC fixture filings in the Office of the County Recorder of Kern County, California and appropriate UCC transmitting utility filings with the Office of the California Secretary of State, Sacramento, California and proper giving of appropriate notices to the organizations with which the Debtor's bank accounts are at any time maintained and the issuers of any insurance policies maintained by or for the benefit of the Debtor with respect to the Windsystem (such filings and notices being a condition to ZCC III's taking of any Series A Purchase Note as more specifically provided in Section 4.2), (i) be perfected under the California Commercial Code (the "UCC"), (ii) be entitled to all of the rights, benefits and priorities provided by the UCC, as applicable, and (iii) be first in priority and superior to all other security interests and liens of third parties arising under the UCC, whether presently existing or hereafter arising, in the same collateral.

     4. Conditions Precedent.
        --------------------

          The obligation of ZCC III to take a Series A Purchase Note as partial payment under the Series A Construction Agreement (each date on which the Debtor delivers a Series A Purchase Note to ZCC III being a "Closing") is in each instance subject at the time of delivery of any such Series A Purchase Note, to the satisfaction of the following conditions:

          4.1 Agreements in Full Force and Effect. Prior to the issuance of the
              -----------------------------------
initial Series A Purchase Note, the Debtor shall have executed the Deed of Trust and recorded same in the office of the county recorder of Kern County, California, and the Deed of Trust and this Agreement shall be in full force and effect.

          4.2 Filings and Recordings. Prior to the issuance of the initial
              ----------------------
Series A Purchase Note, all filings, recordings, notices and actions as may be required by law to establish, perfect, preserve and protect ZCC III's rights in and to the collateral covered by this Agreement and the Deed of Trust shall have been made, given or taken, it being understood that any filing or recording fees incurred in connection therewith shall be for the account of ZCC III.

          4.3 Series A Purchase Note. The Series A Purchase Note delivered to
              ----------------------
ZCC III shall be signed by the Debtor and shall conform to the attached Exhibit
                                                                        -------
B, with the blank spaces filled in appropriately.
-

          4.4 No Default. At the time of each Closing there shall exist no Event
              ----------
of Default described in Section 9.1(a) with respect to any Series A Purchase Note previously delivered by the Debtor to ZCC III.

          4.5 Representations and Warranties. At the time of each Closing, and
              ------------------------------
immediately after giving effect thereto, all representations and warranties contained herein, in the Deed of Trust or otherwise made in writing by the Debtor in connection herewith or therewith shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such time.

          4.6 Representative's Certificate. At the time of each Closing, there
              ----------------------------
shall have been delivered to ZCC III a certificate, dated as of the date of such Closing, signed by an authorized representative of the General Partner to the effect set forth in Sections 4.4 and 4.5.

          4.7 Cash Reserve. At the time of each Closing, the Debtor shall have
              ------------
funded the Cash Reserve (as defined in Section 5.1) in the amount of $6,325 per Turbine purchased at such Closing.

          4.8 ZCC III as Designated Purchaser. At the time of each Closing,
              -------------------------------
Vestas North America Limited shall have provided to ZCC III a writing in which it designates ZCC III and its successors and assigns as a "Designated Purchaser" under the Warranty Agreement with respect to the Turbines involved in such Closing, which designation is made effective as of the date on which ZCC III takes possession of such Turbines upon the occurrence and continuance of an Event of Default.

          4.9 Title Insurance. Prior to the issuance of the initial Series A
              ---------------
Purchase Note, the Debtor shall have caused to be issued to ZCC III a lender's policy of title insurance issued by Ticor Title Insurance Company of California ("Ticor") insuring that the Debtor is the owner of the grantee's rights under the Series A Easement Agreement, the Series A Access Easement and the Series A Interconnect Easement and that ZCC III has a lien thereon under the Deed of Trust subject to such exceptions as ZCC III may approve, which policy of title insurance shall be on Ticor's standard form and be for an amount not to exceed $5,000,000.

     5. Cash Reserve
        ------------

          5.1 Cash Reserve Account. The Debtor shall establish a cash reserve
              --------------------
depositary trust account and maintain in such account a cash reserve (the "Cash Reserve") for use in accordance with Section 5.3.

          5.2 Minimum Reserve Level. The "Minimum Reserve Level" of the Cash
              ---------------------
Reserve at any particular time shall mean an amount equal to (a) the number of Turbines then owned by the Debtor, which number shall include any Turbines which have been damaged or destroyed by an Insured Property Loss (as defined in Section 6.5) and as to which the Debtor, pursuant to the applicable provisions of Section 6.5 and within the 60 day period pro-vided therein, has either elected or may elect to make replacement or repair, multiplied by (b) $6,325. In the event the Debtor makes any payments from the Cash Reserve as permitted under Section 5.3, replenishment of the Cash Reserve to the Minimum Reserve Level shall not be required; provided, however, that at any time the amount of the Cash Reserve is less than the Minimum Reserve Level, the Debtor shall be subject to the distribution restrictions set forth in
Section 7.8.

          5.3 Permitted Disbursement. The Debtor shall make payments from the
              ----------------------
Cash Reserve solely for the following purposes (but not necessarily in the following order): (a) making payments under the Series A Purchase Notes, this Agreement and the Deed of Trust; (b) performing necessary repair and maintenance on the Windsystem; (c) paying real property taxes and assessments; and (d) paying insurance premiums on the insurance polices required by Section 6.

          6. Insurance.
             ---------

          6.1 Existing Policies. The Debtor presently maintains or is a named
              -----------------
insured under the insurance policies (individually an "Existing Policy," and collectively the "Existing Policies") described on the attached Exhibit D.
                                                                ---------

          6.2 Obligation to Maintain Insurance. The Debtor shall maintain or
              --------------------------------
remain as a named insured under the Existing Policies or under such other insurance policies (collectively with the Existing Policies, the "Insurance Policies") as are substantially similar to the Existing Policies in all respects, including without limitation insured risks, coverage amounts, excluded risks and deductible amounts, and as are issued by insurance companies reasonably acceptable to ZCC III; provided, however, that the Debtor shall not be obligated to renew any Windsystem performance policies, or renewals thereof, included in the Insurance Policies which expire at any time after the elapse of five years from the date of this Agreement if at the time of such expiration the following conditions are satisfied: (a) no Event of Default has occurred and is then continuing, and (b) the amount of the Cash Reserve is equal to or greater than the Minimum Reserve Level. ZCC III shall be a named insured under each of the Insurance Policies, and the Insurance Policies shall not be cancellable for nonpayment of premiums other than as provided therein. Upon demand by ZCC III at any time, the Debtor shall furnish proof of compliance with the requirements of this Section 6.

          6.3 Insurance Certificate. Within 90 days after the close of each
              ---------------------
fiscal year of the Debtor, the Debtor shall furnish to ZCC III a letter from Marsh & McClennan (or such other insurance broker of nationally recognized standing as the Debtor may retain from time to time) describing the insurance coverage as then in effect under the Insurance Policies and certifying that such coverage is in compliance with the requirements of Section 6.2.

          6.4 Notices and Claims. The Debtor shall promptly furnish to ZCC III
              ------------------
copies of any notice relating to any of the Insurance Policies and received by the Debtor from any of the issuers of any of the Insurance Policies. The Debtor shall promptly file all necessary claims under the Insurance Policies after consultation with ZCC III and in accordance with all of the applicable terms and conditions of such Insurance Policies. The Debtor and ZCC III agree to cooperate to the extent reasonably necessary in the preparation and verification of such claims.

          6.5 Use of Insurance Proceeds. All insurance proceeds in excess of
              -------------------------
$50,000 per loss occurrence paid to the Debtor in respect of a loss claimed or for which a claim can be made under any property damage policy or policies or the property loss (whether or not by casualty) coverage provisions of any Windsystem performance policy or policies maintained by or for the benefit of Debtor (an "Insured Property Loss") shall be used by the Debtor in accordance with the following:

           (a) Upon the occurrence of an Insured Property Loss in respect of which insurance proceeds are received by the Debtor in excess of $50,000, the Debtor may elect to replace or repair any property with respect to which such proceeds were paid by so notifying ZCC III within 60 days after receipt of such payment, and upon making such election shall have 320 days to complete the replacement or repair of such property.

           (b) If the Debtor does not elect to replace or repair all or any Turbines included in such property within such 60 day period, the Debtor shall prepay the Series A Purchase Notes in an amount which bears the same proportion to the then outstanding principal balance of the Series A Purchase Notes plus accrued interest thereon as the rated capacity of all Turbines damaged by such Insured Property Loss and which the Debtor does not so elect to repair or replace, bears to the total rated capacity of all Turbines (including such damaged Turbines) then owned by the Debtor. The amount of any such prepayment shall be allocated among the Series A Purchase Notes in proportion to their respective unpaid balances of principal and accrued interest. Any such prepayment shall be applied pro rata or as otherwise required by applicable tax law or regulation to each outstanding installment so as to maintain the level payment character of the Series A Purchase Notes.

           (c) In the event that the Debtor makes an election to replace or repair as provided for in paragraph (b) of this Section 6.5, such proceeds shall be applied to the costs of replacement or repair as such costs are incurred by the Debtor, with the remaining balance, if any, applied to prepay the Series A Purchase Notes.

     7. Certain Covenants.
        -----------------

          The Debtor covenants and agrees with ZCC III as follows:

          7.1 Type of Business. The Debtor shall not enter into any business
              ----------------
other than as contemplated by the Debtor's Confidential Private Placement Memorandum dated September 25, 1985 (the "Offering Memorandum").

          7.2 Preservation of Existence. The Debtor shall not liquidate, wind up
              -------------------------
or dissolve its affairs, and shall maintain and preserve its existence and its right to carry on its business as contemplated by the Offering Memorandum and duly procure all necessary renewals and extensions thereof, and use reasonable efforts to maintain, preserve and renew all necessary rights, powers, privileges and franchises, including without limitation the rights granted to the Debtor under the Intangible Collateral.

          7.3 Sale of Assets, Etc. The Debtor shall not convey, sell, lease or
              -------------------
otherwise dispose of (or agree to do any of the foregoing at any future time) all or any portion of the Windsystem (other than any property included in the Windsystem which sustains major damage and which the Debtor does not choose to repair or replace) or all or substantially all its property or assets, or any part of such property or assets essential to the conduct of its business as contemplated by the Offering Memorandum.

          7.4 Compliance with Laws, Agreements, Etc. The Debtor shall comply
              -------------------------------------
with all applicable laws, statutes and regulations in respect of the conduct of its business. Without limiting the generality of the foregoing, the Debtor shall cause the Windsystem to be operated in compliance with (a) all applicable laws, ordinances, rules and regulations of Federal, state, county or municipal governments or agencies now in force or that may be enacted hereafter (including, without limitation, environmental and land use legislation), (b) all applicable requirements of the Intangible Collateral and the Insurance Policies and (c) the operations and maintenance manuals supplied by Vestas Energy A/S, a Danish corporation.

          7.5 Investments. The Debtor shall not invest in (by capital
              -----------
contribution or otherwise), suffer to exist any investment in, or acquire or purchase or make any commitment to purchase the obligations or capital stock of, or other indicia of equity rights in, any individual, firm, corporation, association, trust or other enterprise or any governmental or political subdivision or agency, department or instrumentality thereof (collectively, a "Person"), except (a) the purchase of direct or indirect obligations of the Government of the United States of America with remaining terms of less than one year, (b) certificates of deposit maturing no more than one year from the date of issue and issued by banks organized under the laws of the United States or any State thereof having a capital surplus and undivided profits of not less than $100,000,000 and the senior debt of which is rated at least "A1" by Standard and Poor's Corporation or Moody's Investor Services, Inc. and
(c) commercial paper of domestic corporations having the highest rating of both Standard & Poor's Corporation and Moody's Investor Services, Inc. Notwithstanding the foregoing, the provisions of this Section 7.5 shall not apply with respect to any funds of the Debtor deposited in the Partnership Trust Account (as defined and referred to in the Depository Trust Agreement dated as of September 25, 1985 between Manufacturers Hanover Trust Company and the Debtor [the "Depository Trust Agreement"]) pursuant to the Depository Trust Agreement.

          7.6 Bank Accounts. The Debtor shall maintain all of its trust and
              -------------
depositary accounts with banks whose certificates of deposit would be permitted investments of the Debtor under Section 7.5.

          7.7 Guarantees and Other Liabilities. The Debtor shall not purchase or
              --------------------------------
repurchase (or agree, contingently or otherwise, so to do) the indebtedness of, or assume, guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance of any obligation or capability of so doing, or otherwise), endorse or otherwise become liable, directly or indirectly, in connection with the obligations, stock or dividends of any Person, except

           (a) by endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

           (b) as permitted under Section 7.5;

           (c) trade obligations incurred in the ordinary course of business and in an aggregate amount outstanding at any one time not to exceed $750,000; and

           (d) advances from the General Partner or any affiliate of Zond (other than by ZCC III pursuant to Section 13), provided that such advances are specifically acknowledged to be subordinate in right of payment to the Series A Purchase Notes.

          7.8 Distributions. The Debtor shall not make any distributions
              -------------
(whether of earnings or of capital and whether in the form of cash or of property) to any of its partners when (a) an Event of Default has occurred and is continuing or will occur upon giving effect to such distribution, (b) the Cash Reserve balance is less than the Minimum Reserve Level or (c) the Debtor has not reimbursed ZCC III for amounts outstanding and reimbursable by the Debtor under Section 13. Distributions (if any) to partners of the Debtor shall be made annually within 90 days after the anniversary date of the issuance of the first Series A Purchase Note.

          7.9 ERISA. The Debtor shall not establish, maintain or contribute to
              -----
any plan to which Title IV of ERISA applies.

          7.10 Limitation on Actions Affecting Public Utility Regulation. The
               ---------------------------------------------------------
Debtor shall not take or omit to take any action in respect of its business if, solely as a consequence of such action or omission, ZCC III becomes subject to regulation under, or is considered to be an "electric utility company" or a "holding company" as defined in the Public Utility Holding Company Act of 1935, as amended, or any laws or regulations of the State of California regarding public utilities.

          7.11 Reports, Notices and Certificates. The Debtor shall furnish to
               ---------------------------------
ZCC III:

           (a) promptly after the filing thereof, and in any event within 90 days after the end of the applicable quarter with respect to quarterly reports and within 120 days after the end of the applicable year period with respect to annual reports, a copy of any report filed by the Debtor with the Securities and Exchange Commission pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended;

           (b) within 120 days after the end of each fiscal year of the Debtor, copies of the Debtor's financial statements for and as at the close of such fiscal year, audited by the Debtor's independent certified public accountants (who shall be an accounting firm of nationally recognized standing selected by the Debtor and reasonably satisfactory to ZCC III), a copy of the auditors report with respect to such financial statements and a certificate of such auditors certifying that in making such audit they have obtained no knowledge of the existence of any Event of Default or, if in the opinion of such accountants any such Event of Default exists, specifying the nature and status thereof;

           (c) concurrently with the materials to be furnished under paragraph
(b) above, a certificate signed by the Chief Financial Officer of the General Partner to the effect that after due inquiry he has no knowledge of the occurrence and continuance of an Event of Default, or a description of any Event of Default as to which he has such knowledge and a statement as to what the General Partner proposes to do to resolve such Event of Default;

           (d) promptly after becoming aware thereof, notice of the following: the occurrence of any material casualty loss; the occurrence of any Event of Default, the nature and period of existence thereof and the action which the Debtor proposes to take with respect thereto; any meritorious action, proceeding or claim which is not fully covered by insurance and which has been commenced or asserted against the Debtor or any of its assets, and any dispute between the Debtor and any govern-mental regulatory body which, in any case, would materially adversely affect the operations, business, assets or condition (financial or otherwise) of the Debtor; and

           (e) promptly after delivery or receipt thereof, copies of all material documents, notices and other papers furnished by or to the Debtor under the agreements included in the Intangible Collateral (including but not limited to copies of the quarterly reports rendered to the Debtor under the Series A Management Agreement).

          7.12 Inspection of Books and Assets. The Debtor shall allow any
               ------------------------------
representative of ZCC III to visit and inspect, upon reasonable telephonic notice to the Debtor, the Debtor or any of its properties, to examine its books of record and account and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as ZCC III may reasonably request.

          7.13 No Impairment. The Debtor shall not take any action which will
               -------------
materially impair in any way the value of the Windsystem Collateral or the Intangible Collateral (provided, that the Debtor shall have no obligation to upgrade or maintain the Windsystem except to the extent covered, and in accordance with, the operations and maintenance manual supplied by Vestas Energy A/S, a Danish corporation), or operate the Windsystem contrary to the manner contemplated by the Offering Memorandum.

          7.14 Amendments to Documents. The Debtor shall not amend, modify,
               -----------------------
change, terminate or permit to be terminated any of the agreements included in Intangible Collateral or waive any of its rights thereunder, without the prior written consent of ZCC III (which consent shall not be unreasonably withheld) other than in the ordinary course of administering the Windsystem.

          7.15 Payment of Charges. The Debtor shall pay and discharge all taxes
               ------------------
(other than sales taxes payable by ZCC III with respect to the Windsystem in connection with the sale of the Windsystem to the Debtor), assessments and governmental charges or levies imposed upon it or its property or assets, prior to the date on which penalties attach thereto, and lawful claims which, if unpaid, might become a lien upon its property or assets not permitted or contemplated hereby, provided that the Debtor shall not be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if adequate reserves with respect thereto have been set up by the Debtor.

          7.16 Permitted Liens. The Debtor shall maintain its assets and
               ---------------
properties free and clear from any and all claims, liens, security interests, encumbrances, rights or interests of any third parties arising by, through or under the Debtor, except for the following (collectively the "Permitted Liens"):

           (a) any security interests created under this Agreement or the Deed of Trust;

           (b) liens for taxes, assessments and other governmental charges either not yet payable or being contested by the Debtor in good faith;

           (c) mechanics liens, materialmans liens or similar liens which are inchoate, or which are being contested by the Debtor in good faith and which shall either have been removed within 30 days or have been bonded against in an amount reasonably satisfactory to ZCC III; and

           (d) other liens or encumbrances which do not arise in connection with the borrowing of money by the Debtor and which do not materially impair any of the Windsystem Collateral or the Intangible Collateral or materially interfere with the use and operation of the Windsystem, or which are specifically listed in title insurance policy exceptions approved by ZCC III pursuant to Section 4.9.

          7.17 Location of Windsystem. The Windsystem shall at all times be
               ----------------------
located at the Operating Site.

          7.18 Chief Executive Office. The chief executive office of the Debtor
               ----------------------
is presently located at 112 South Curry Street, Tehachapi, California 93561. The Debtor shall give ZCC III prompt written notice, and if at all possible at least 30 days' prior written notice, of any change in location of the Debtor's chief executive office, and in any event shall take such steps in connection with any such change as ZCC III may reasonably require to maintain perfection of the security interests granted under this Agreement.

     8. Filings and Further Assurances.
        ------------------------------

          8.1 Filings. At the request of ZCC III, the Debtor shall promptly sign
              -------
and deliver to ZCC III such financing statements, fixture filings and UCC-2 forms, or forms similar thereto, all in a form acceptable to ZCC III, as ZCC III reasonably deems necessary to perfect and maintain perfection of the security interests granted under this Agreement.

          8.2 Further Assurances. The Debtor shall perform all acts, do all
              ------------------
things and make, execute and endorse all additional and further documents, assurances and instruments as ZCC III may reasonably require to assure to ZCC III the rights granted to ZCC III under this Agreement.

     9. Events of Default and Acceleration.
        ----------------------------------

          9.1 Events of Default. The occurrence of any or all of the following
              -----------------
shall constitute an event of default (each an "Event of Default") under this
Agreement:

           (a) the Debtor shall fail to pay when due any installment of principal or interest under any of the Series A Purchase Notes, or the Debtor shall have asserted and be continuing to assert against ZCC III any offset, defense or counterclaim in respect of any amounts owing under the Series A Purchase Notes;

           (b) any representation of the Debtor made in this Agreement shall prove to have been untrue in any material respect when made and shall continue to be untrue and material at the time an Event of Default is declared based thereon;

           (c) the Debtor shall have breached any of the provisions of, or shall have failed to perform any of the obligations to be performed by Debtor under,
Section 6.2, 7.1, 7.2, 7.7, 7.8, 7.13, 7.14 or 7.16, which breach or failure to perform shall be continuing;

           (d) the Debtor shall fail to pay any amounts due hereunder or under any Series A Purchase Note (other than the payment of installments of principal or interest under any Series A Purchase Note) or breach any of the provisions of, or fail to perform any of the obligations to be performed by the Debtor under, any Section of this Agreement other than the Sections listed in paragraph
(c) above, and, within 30 days after ZCC III's written notice thereof to the Debtor, the Debtor shall have failed to cure such breach or default in performance or, if such breach or default is incapable of cure within 30 days, the Debtor shall fail to promptly commence and diligently proceed to cure such breach or default as promptly as possible;

           (e) the occurrence and continuance of any default (as provided specifically in Section 4.01(b) of the Deed of Trust, and which is not cured within any applicable cure period) under the Deed of Trust;

           (f) any involuntary dissolution proceeding shall be commenced against the Debtor which shall not have been dismissed within 60 days from the institution thereof; or a voluntary dissolution proceeding shall be commenced by the Debtor;

           (g) any receiver, liquidator or trustee shall be appointed for the Debtor or any substantial portion of its properties or assets which appointment shall not have been terminated within 60 days;

           (h) the Debtor shall become insolvent, or shall make a general assignment for the benefit of creditors, or shall be unable, or shall admit in writing its inability, to pay its debts as they fall due; or

           (i) any bankruptcy, reorganization or other proceeding shall be commenced by or against the Debtor under any bankruptcy, insolvency or other laws for the relief of debtors which in the case of such a proceeding commenced against the Debtor shall not have been dismissed within 60 days from the institution thereof.

          9.2 Acceleration of the Notes. Upon the occurrence and continuance of
              -------------------------
any Event of Default, ZCC III may, by giving written notice to the Debtor, accelerate and declare immediately due and payable the outstanding principal balance of, and interest accrued thereon at the applicable rate of interest specified in the Series A Purchase Notes, all of the Series A Purchase Notes, and such principal and interest shall thereupon be immediately due and payable without presentment, demand, protest or notice of any other kind, all of which are hereby waived by the Debtor to the fullest extent permitted by law; provided, however, such acceleration shall occur automatically and without notice in the event of the occurrence of the Events of Default specified in paragraphs (f), (g), (h) or (i) of Section 9.1.

     10. Remedies on Default.
         -------------------

          Upon the occurrence of any Event of Default, or at any time thereafter if such Event of Default shall be continuing, ZCC III shall have, in addition to and without limiting any other rights and remedies it may have under the Series A Purchase Notes, this Agreement, the Deed of Trust or as may otherwise be available at law or in equity, all of the following rights and remedies, subject, however, to the limitations of Section 11:

          10.1 Rights of Secured Party. ZCC III shall have all of the rights and
               -----------------------
remedies of a secured party under the Commercial Code of California and, as applicable, under the Uniform Commercial Code as adopted in any other jurisdiction.

          10.2 Possession of Windsystem. ZCC III shall have the right to take
               ------------------------
possession of all or any part of the Windsystem, wherever located, or by appropriate proceedings, appoint a receiver to take possession thereof pending disposition and, at the option of ZCC III, remove all or any part of the Windsystem from such location. If ZCC III chooses to dispose of all or any part of the Windsystem at and from such location, ZCC III may render all or any part of the Windsystem unusable pending such disposition.

          10.3 Delivery of Windsystem to ZCC III. ZCC III shall have the right
               ---------------------------------
to require the Debtor to assemble and deliver, at the Debtor's expense, all or any part of the Windsystem to ZCC III at the Operating Site.

          10.4 Disposition of Windsystem by ZCC III. ZCC III may, without any
               ------------------------------------
obligation to resort to other security, at any time and from time to time, but only after ZCC III has given to the Debtor not less than ten days written, telegraphic or telex notice of its intention to dispose of all or any part the Windsystem, lease all or any part of the Windsystem on such terms and in such manner as it deems appropriate, or sell, resell, transfer, assign, dispose of, and deliver all or any part of the Windsystem at the same or different times, and all right, title and interest therein, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as ZCC III may determine, with the amounts realized from any such sale to be applied in the manner provided in Section 12 of this Agreement.

          10.5 Rights Related to Disposition. In connection with any disposition
               -----------------------------
of all or any part of the Windsystem by ZCC III, whether pursuant to judicial or non-judicial foreclosure, ZCC III may do the following:

           (a) bid for the purchase of all or any part of the Windsystem, and by such purchase acquire absolute right, title and interest therein; and

           (b) for itself and for and on behalf of the Debtor, make and deliver to any purchaser of all or any part of the Windsystem a good and sufficient bill of sale or other evidence of transfer of all right, title and interest therein to such purchaser.

          10.6 Effect of Disposition. Any disposition of the Windsystem pursuant
               ---------------------
to Section 10.4 shall divest all of the Debtor's right, title and interest therein, and shall perpetually bar the Debtor and its successors and assigns, and any other party claiming through any of them, from making any claims or demands with respect thereto.

          10.7 Collection of Monies. ZCC III shall have the right to notify or
               --------------------
require the Debtor to notify any party obligated to make payments to the Debtor (to the extent such payments are subject to the security interests granted under this Agreement) under any of the agreements included in the Intangible Collateral to make such payments directly to ZCC III or to such special account of ZCC III or otherwise as may be established for collection of such payments, and shall have the further right to require the Debtor to promptly turn over to ZCC III any monies or instruments, such instruments to be appropriately endorsed over to ZCC III, received by the Debtor as or for any such payments. For purposes only of execising ZCC III's rights under this Section 10.7, the Debtor hereby authorizes ZCC III, as the Debtor's duly constituted attorney-in-fact, to endorse any instruments payable to the Debtor and received by ZCC III under this Section 10.7.

          10.8 Further Assurances. The Debtor shall perform all acts, do all
               ------------------
things and make, execute and endorse all additional and further documents, assurances and instruments as ZCC III may reasonably require to enforce its rights and remedies under this Section 10.

          10.9 Waiver of  Notices,  Etc.  Except as to the  notice of intent to
               ------------------------
sell required under Section 10.4, the Debtor may exercise any of its rights under this Section 10 without demand, advertisement or notice (except as required by law), all of which (to the extent permitted by law) are hereby expressly waived by the Debtor.

     11. Limitations on Remedies.
         -----------------------

          11.1 Retention of  Windsystem.  ZCC III may not retain (other than
               ------------------------
pursuant to Section 10.5(a)) all or any part of the Windsystem in exchange for the release or cancellation of any or all of the Series A Purchase Notes without the prior written consent of the Debtor.

          11.2 Return of Windsystem. In the event that ZCC III takes possession
               --------------------
of all or any part of the Windsystem pursuant to Section 10 and, prior to any sale or other permanent disposition thereof, or the making of any binding commitment or agreement to make such sale or permanent disposition, is paid indefeasibly by the Debtor all amounts owed by the Debtor under the Series A Purchase Notes, this Agreement and the Deed of Trust, ZCC III shall promptly assign to the Debtor all of its right, title and interest therein on a where is and as is basis, and permit the Debtor to retake possession.

     12. Application of Monies
         ---------------------

          12.1 Order of Application. Subject to Section 12.2, any monies
                --------------------
received by ZCC III upon exercising any of its rights under Section 10 shall be applied, to the extent available, first, to the payment of all costs (including
                                  -----
reasonable attorneys' fees) properly incurred by ZCC III and allocable to enforcement and collection of amounts due under the Series A Purchase Notes and under this Agreement; second , to the payment of accrued and unpaid interest
                      ------
under the Series A Purchase Notes; and third, to the payment of the outstanding
                                       -----
principal balance of the Series A Purchase Notes.

          12.2 Proceeds as to Turbines. Any proceeds realized by ZCC III on
               -----------------------
the disposition of any of the Turbines pursuant to Section 10.4 shall be applied only to obligations under the Series A Purchase Note issued with respect to such Turbines.

          12.3 Surplus/Deficiency. Any surplus of monies remaining after
                ------------------
application pursuant to Section 12.1 shall be promptly paid over to the Debtor or such other persons as may be legally entitled to receive the same. In no event shall the Debtor be liable for any deficiency.

     13. Payments on Behalf of the Debtor.
         --------------------------------

          ZCC III shall be entitled to pay such sums for the account and at the expense of the Debtor as may be necessary to cure any breaches by the Debtor which are occasioned by the failure of Debtor to pay when due (a) the amount of premiums due under the Insurance Policies, or (b) amounts required to be paid by it pursuant to the Series A Easement Agreement or the Series A Management Agreement. Debtor agrees that it will reimburse ZCC III for such sums, together with interest thereon at a rate equal to 15% per annum from the date of payment by ZCC III to the date of reimbursement by the Debtor, prior to the Debtor making any distribution of cash or property to its partners.

     14. Miscellaneous.
         -------------

          14.1 Assignment and Transfer to Other Parties.  The Debtor shall not
               ----------------------------------------
transfer or assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of ZCC III. The Debtor hereby expressly agrees that ZCC III may assign to the Lender, or any trustee for the Lender, to secure the Term Loan Note and all of the obligations of ZCC III to the Lender in connection with the Term Loan, all of ZCC III's right, title and interest in to, and under the Series A Purchase Notes, this Agreement and the Deed of Trust. The Debtor shall provide such reasonable cooperation as may be required to facilitate issuance of the Term Loan Note, which cooperation shall include, but not be limited to, the extension of reasonable representations and warranties to the Lender, or any trustee for the Lender.

          14.2 Notices. Any notice permitted or required to be given to either
               -------
party shall be deemed to have been given upon personal delivery or on the second business day after the date of deposit in the United States mail, first-class registered or certified, postage prepaid, to the following addresses, or to such other address of which notice has been given as provided by this Section 14.2:

     To the Debtor:     Zond  Windsystem  Partners,  Ltd. Series 85-A,
                        a California Limited  Partnership
                               c/o Zond Windsystems  Management
                                   Corporation III
                               112 South Curry Street
                               Tehachapi, California 93561
                               Attention: Kenneth C. Karas

     To ZCC III:        Zond Construction Corporation III
                        112 South Curry Street
                        Tehachapi, California 93561
                        Attention: Kenneth C. Karas
and, until the first to occur of (a) the payment in full of all amounts due under the Series A Purchase Notes, this Agreement and the Deed of Trust or
(b) the payment in full of all amounts due to the Lender pursuant to the Term Loan Note or in connection with the Term Loan, a copy to the Lender, as and at the address designated by ZCC III to the Debtor.

          14.3 Waiver. Neither party hereto shall be deemed to have waived any
               ------
of its rights or remedies hereunder unless such waiver be in writing and signed by said party or its duly authorized representative, and then only to the extent specifically set forth therein. A waiver on one occasion shall not be construed as continuing or as a bar to or waiver of any right or remedy on any other occasion.

          14.4 Attorneys' Fees. If either the Debtor or ZCC III brings any
               ---------------
action or proceeding for the enforcement, protection or establishment of any right or remedy under this Agreement or for the interpretation of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs in connection with such action or proceeding, whether or not taxable, as awarded by the trier of fact in such action or proceeding.

          14.5 No Partnership, Etc. Nothing in this Agreement shall be deemed to
               -------------------
constitute the Debtor or ZCC III a partner of, or joint venturer with, the other.

          14.6 Binding Effect. This Agreement shall be binding upon the Debtor
               --------------
and ZCC III and their respective permitted assignees, successors-in-interest and legal representatives.

          14.7 Governing Law. The terms and provisions of this Agreement shall
               -------------
be construed in accordance with the laws of the State of California.

          14.8 Interpretation. The Debtor and ZCC III agree that the terms and
               --------------
provisions of this Agreement embody their mutual intent and that they are not to be construed more liberally in favor of, nor more strictly against, either of them.

          14.9 Partial Invalidity. If any term or provision of this Agreement,
               ------------------
or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each remaining term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          14.10 Headings, References and Exhibits. The headings contained in
                ---------------------------------
this Agreement are for purposes of reference and convenience only and shall not limit or otherwise affect the meaning of this Agreement. Unless otherwise indicated, all references to Sections are to Sections in this Agreement. All exhibits attached to this Agreement are incorporated herein by this reference.

          14.11 Number and Gender. Where appropriate, words in the singular
                -----------------
include the plural, and vice versa, and words in any gender include the corresponding words in any other gender.

          14.12 Counterparts. This Agreement may be executed in one or more
                ------------
counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

          14.13 Entire Agreement. This Agreement supersedes all previous
                ----------------
agreements, understandings, negotiations and proposals between the Debtor and ZCC III relating to the subject matter of this Agreement. This Agreement may not be altered or amended except by an instrument in writing signed by the Debtor and ZCC III and, for so long as there remains unpaid any amounts due to the Lender under the Term Loan Note or in connection with the Term Loan, consented to by the Lender. The Debtor and ZCC III each acknowledge and agree that no representation, warranty or inducement has been made to it regarding the subject matter of this Agreement which is not expressly set forth in this Agreement or the Construction Agreement.

          14.14 Termination of Interest. ZCC III agrees that it will not
                -----------------------
exercise any right of disposition of property in which a security interest is granted to it pursuant to this Agreement or the Deed of Trust until the occurrence and continuance of an Event of Default. ZCC III further agrees that it will no longer have any right or interest in any property or rights granted to it pursuant to this Agreement or the Deed of Trust and the Debtor will have no further duties and obligations under this Agreement and the Deed of Trust when the Series A Purchase Notes and any amounts owed under this Agreement and the Deed of Trust have been indefeasibly paid in full to ZCC III, at which time this Agreement shall terminate, and ZCC III shall, when and as requested by the Debtor, confirm such termination to the Debtor and any third party in writing and by filing appropriate UCC-2, or other similar form of, termination statements and taking such action as may be necessary to cause the full reconveyance of the Deed of Trust.

     IN WITNESS WHEREOF, the parties have executed this Purchase Note and Security Agreement (Series A) by its duly authorized representatives.

Debtor                                      ZCC III
------                                      -------

ZOND WINDSYSTEM PARTNERS,                   ZOND CONSTRUCTION CORPORATION III,
LTD. SERIES 85-A, a                         a California corporation
California Limited Partnership              112 South Curry Street
112 South Curry Street                      Tehachapi, California 93561
Tehachapi, California 93561

By its authorized General
Partner                                     By /s/ Craig A. Anderson
                                              --------------------------------
                                              Craig A. Anderson
Zond Windsystems Management                   Senior Vice President -
   Corporation III, a California              General Counsel
   corporation



   By /s/ Craig A. Anderson
     ---------------------------
     Craig A. Anderson
     Senior Vice President -
     General Counsel

                                   EXHIBIT A
                                       TO
                   SERIES A PURCHASE NOTE AND SECURITY AGREEMENT

Legal Description of the Operating Site:


ALL OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION OF SAID SECTION 33, THAT IS INCLUDED WITHIN THE LAND DESCRIBED AS PARCEL IF IN THE FINAL ORDER OF CONDEMNATION HAD IN KERN COUNTY SUPERIOR COURT, CASE NO. 101028, A CERTIFIED COPY THEREOF WAS RECORDED JULY 23, 1970 IN BOOK 4420 PAGE 123, OFFICIAL RECORDS.

ALSO EXCEPT ALL THAT PORTION WITHIN THE RIGHT OF WAY, 200 FEET WIDE OF THE SOUTHERN PACIFIC RAILROAD COMPANY AS GRANTED BY ACT OF CONGRESS OF JULY 27, 1866.


























                                   EXHIBIT A
                                      -24-

AND WHEN RECORDED MAIL TO:

Zond Construction Corporation III
c/o Zond Systems, Inc.
17752 Skypark Circle
Suite 150
Irvine, California 92714

Attention: Craig A. Anderson, Esq.


                 SERIES A DEED OF TRUST AND ASSIGNMENT OF RENTS
                 ----------------------------------------------


     THIS SERIES A DEED OF TRUST AND ASSIGNMENT OF RENTS ("Deed of Trust") is made as of the 7TH day of November, 1985, by ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, A CALIFORNIA LIMITED PARTNERSHIP ("Trustor"), to TICOR TITLE INSURANCE COMPANY OF CALIFORNIA, as trustee ("Trustee"), for the benefit of ZOND CONSTRUCTION CORPORATION III, a California corporation ("Beneficiary").

I.       GRANT AND OBLIGATIONS SECURED
         ----------------------------

         A.  Grant
             -----

             1.01 Trustor hereby irrevocably grants, transfers and assigns to Trustee, in trust, with power of sale, all right, title and interest of Trustor in and to all real property interests of Trustor and to which Trustor is entitled including without limitation all right, title, and interest of Trustor in and to the following:

                   (a) Series A Wind Park Easement Agreement dated as of September 9, 1985 (the "Series A Wind Park Easement Agreement") between Beneficiary and Trustor, as it relates to that certain real property situated in Kern County, California, defined in the Series A Wind Park Easement Agreement as the "Property" and described in Exhibit A attached hereto and made a part hereof
("Land");                       ---------

                   (b) Grant of Easement (Western Access) (Series A) dated as of September 9, 1985 (the "Series A Access Easement Agreement") between Zond Systems, Inc., a California corporation ("Zond"), and Trustor as it relates to the Land and that certain real property situated in Kern County, California, owned by Zond, defined in the Series A Access Easement Agreement as the "Servient Tenement" and described in Exhibit B attached hereto and made a part,
hereof ("Zond Land");                ---------

                   (c) Grant of Easement (Interconnect) (Series A) dated as of September 9, 1985 (the "Series A Grant of Interconnect Easement Agreement") between Zond and Trustor as it relates to the Land and the Zond Land; and

                   (d) Series A Power Transfer Facilities Agreement dated as of September 9, 1985 (the "Series A PTF Agreement") between Zond and Trustor as it relates to the Land and the Zond Land and the shared use of the "Power Transfer Facilities" (as defined in the Series A PTF Agreement).

                   The Series A Wind Park Easement Agreement, the Series A Access Easement Agreement, the Series A Grant of Interconnect Easement Agreement and the Series A PTF Agreement are referred to collectively herein as the "Series A Wind Park Agreements."

         B.  Obligations Secured
             -------------------

             1.02. The grant, transfer and assignment made in Paragraph 1.01 is for the purpose of securing:

                    (a) Payment of that non-recourse promissory note of even
             date herewith with an original principal amount of $8,568,000.00 ("Series A Purchase Note") by Trustor in favor of Beneficiary in partial payment by Trustor to Beneficiary of the purchase price of a portion of the following purchased by Trustor from Beneficiary pursuant to the Windsystem Construction Agreement dated as of September 9, 1985 (the "Series A Construction Agreement"): certain property (collectively the "Windsystem") more specifically described in paragraphs (a), (b) and (c) of
             Section 2.2 of the Series A Security Agreement (as defined in the next sentence) including without limitation up to 160 Vestas Model V17 wind turbine generators, certain concrete pads, cables and step-up transformers for such wind turbine generators and a 30MW power substation. The Series A Purchase Note is also secured by security interests granted by Trustor to Beneficiary in certain property of Trustor pursuant to a Purchase Note and Security Agreement (Series A) dated as of November 7, 1985 ("Series A Security Agreement") between Trustor, as debtor, and Beneficiary, as secured party.

                    (b) Payment of any other non-recourse promissory note made by Trustor in favor of Beneficiary in partial payment by Trustor to Beneficiary of the purchase price of any portion of the Windsystem purchased by Trustor from Beneficiary pursuant to the Series A Construction Agreement when such other nonrecourse promissory note (also called a "Series A Purchase Note" in this Deed of Trust) recites that it is secured by this Deed of Trust and certain security interests as provided in the Series A Security Agreement.

                    (c) Any sums due to Beneficiary by Trustor pursuant to any of the terms of this Deed of Trust.

II.     COVENANTS OF TRUSTOR
        --------------------

        A. Series A Wind Park Agreements
           -----------------------------

           2.01     Trustor agrees that:

                    (a) It shall keep and perform each and every material obligation of Trustor in the Series A Wind Park Agreements, including without limitation the payment of all royalty payments owed by it under the Series A Wind Park Easement Agreement. If Trustor is in default under Section 8.1.1 or Section 8.1.2 of the Series A Wind Park Easement Agreement or is in breach of any material obligation of it in the Series A Access Easement Agreement, the Series A Grant of Interconnect Easement Agreement or the Series A PTF Agreement, and such default or breach is not otherwise cured by Trustor, Beneficiary may, at its option but without any obligation to do so, take any action necessary or desirable to cure any such default or breach, Beneficiary being authorized to utilize all right, title and interest of Trustor in and to the Series A Wind Park Agreements for such purposes, consistent with the conditions of Paragraph 5.02. Trustor, immediately on demand, shall pay to Beneficiary all costs of Beneficiary incurred in curing any such default or breach.

                    (b) It shall give immediate notice to the then holder of this Deed of Trust (other than Beneficiary) of any receipt by Trustor of any notice from Beneficiary of an event of default by Trustor pursuant to Section 8.1.1 or 8.1.2 of the Series A Wind Park Easement Agreement.

                    (c) It shall give immediate notice to the then holder of this Deed of Trust of any receipt by Trustor of any notice from Zond that Trustor is in breach of any material obligation of it in the Series A Access Easement Agreement, the Series A Grant of Interconnect Easement Agreement or the Series A PTF Agreement.

                    (d) The obligations of Trustor under this Deed of Trust shall be deemed to be in addition to Trustor's obligations with respect to similar obligations contained in the Series A Wind Park

           Agreements, and the inclusion in this Deed of Trust of any obligations relating to similar obligations contained in the Series A Wind Park Agreements shall not restrict or limit Trustor's duties to keep and perform promptly all of its obligations under the Series A Wind Park Agreements; provided, however, that nothing in this Deed of Trust shall be construed as requiring the taking of or the omitting to take any action by Trustor or Beneficiary which would cause Trustor to be in default under Section 8.1.1 or 8.1.2 of the Series A Wind Park Easement Agreement or to be in breach under the Series A Access Easement Agreement, the Series A Grant of Interconnect Easement Agreement or the Series A PTF Agreement.

                    (e) So long as this Deed of Trust is in effect, there shall be no merger of the Series A Wind Park Agreements or any one or more of them or any interest or interests therein nor of the estates created thereby with the fee interest in the Land or the Zond Land by reason of the fact that the Wind Park Easement Agreements or any one or more of them or such interest or interests therein or such estates may be held directly or indirectly by or for the account of any person who shall hold any other dominant estate in the Land or the Zond Land, and Trustor and Beneficiary agree that the holding of the Series A Wind Park Agreements or any one or more of them or of such interests or estates by the same person shall not result in a merger of the Series A Wind Park Agreements or any one or more of them or of such interests or estates. In the event Trustor acquires an interest in any estate, title or interest in the Land or the Zond Land other than its interest in the Series A Wind Park
           Agreements, this Deed of Trust shall attach to and cover and be a lien upon such interest in such other estate, title or interest so acquired, and such interest shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and covered by this Deed of Trust. Trustor shall notify Beneficiary of any such acquisition by Trustor and, on written request by Beneficiary, shall cause to be executed and recorded all such other and further assurances or other instruments in writing as may, in the opinion of Beneficiary, be required to carry out the intent of this subparagraph (e).

                    (f) No surrender (except a surrender upon the expiration of the stated term of the Series A Wind Park Agreements) by Trustor of its right, title and interest in and to the Series A Wind Park Agreements, or any portion thereof or of any interest therein, and no termination of the Series A Wind Park Agreements by Trustor (except as provided in the Series A Wind Park Agreements) shall be valid or effective, and neither Trustor's right, title and interest in and to the Series A Wind Park Agreements nor the terms thereof may be assigned, amended, modified, or subordinated to any mortgage, easement, right of way, or to any other interest, either orally or in writing, without the prior written consent of Beneficiary so long as the lien of this Deed of Trust is in effect.

                    (g) If the Series A Wind Park Agreements or any one or more of them are for any reason whatsoever terminated prior to the expiration of their respective stated terms and, if pursuant to any provision of any one or more of the Series A Wind Park Agreements or otherwise, Beneficiary or its designee shall acquire from the granting party or the fee owner a new easement or right of way and/or other rights identical or similar to those in the particular one or more terminated Series A Wind Park Agreements, Trustor shall have no right, title or interest in or to such new estate created thereby.

           2.02 Trustor shall not commit any violation of any law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over Trustor's right, title and interest in and to the Series A Wind Park Agreements.

        B. Payments
           --------

           2.03 Trustor shall pay the principal, interest and other charges due under each and every Series A Purchase Note according to its terms.

           2.04 Trustor shall pay immediately after expenditure, all sums expended or expenses properly incurred by Trustee and/or Beneficiary under any of the terms of this Deed of Trust.

        C. Rents
           -----

           2.05 For so long as any amounts due under any Series A Purchase Note remain unpaid and as additional security, Trustor gives and confers upon Beneficiary the right, power and authority to collect all of Trustor's right, title and interest in any income, rents, issues and profits of Trustor's right, title and interest in and to the Series A Wind Park Agreements; provided, however, until the occurrence of an event of default in respect of Trustor under this Deed of Trust as provided in Paragraph 4.01 (hereinafter an "Event of Default"), Trustor reserves the right to collect any such income, rents, issues and profits as they become due and payable. When such an Event of Default in respect of Trustor has occurred and is continuing, Beneficiary may at any time, either in person, by agent or by a receiver to be appointed by a court of competent jurisdiction, and without regard to the adequacy of any security for the obligations secured by this Deed of Trust, sue for or otherwise collect such income, rents, issues and profits (including any past due and unpaid) and apply that collected, less costs of collection including reasonable attorney's fees, against the obligations secured by this Deed of Trust in such order as Beneficiary may determine. It is understood and agreed that neither the foregoing assignment of income, rents, issues and profits to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Paragraph
2.05 or Paragraph 3.01 shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to Trustor's right, title and interest in and to the Series A Wind Park Agreements or the use or enjoyment of Trustor's right, title and interest in and to the Series A Wind Park Agreements, subject to the conditions of Paragraph 5.02.

        D. Other Covenants
           ---------------

           2.06 Trustor agrees to execute such documents and take such action as Beneficiary shall reasonably determine to be necessary or desirable to further evidence or continue the lien of this Deed of Trust.

           2.07 Trustor agrees to pay all reasonable attorney's fees, costs and expenses in connection with any proper action and/or actions which may be brought, upon the occurrence of an Event of Default, for the foreclosure of this Deed of Trust, and/or for possession of Trustor's right, title and interest in and to the Series A Wind Park Agreements, and/or for appointment of a receiver, and/or for the enforcement as provided in this Deed of Trust of any covenant or right in this Deed of Trust.

III.       CERTAIN RIGHTS OF BENEFICIARY
           -----------------------------

           3.01 Should an Event of Default have occurred and be continuing, then Beneficiary may, after notice to and demand upon Trustor, without releasing Trustor from any such Event of Default and without waiving Beneficiary's right to declare an Event of Default or impairing any declaration of such Event of Default or election to cause Trustor's right, title and interest in and to the Series A Wind Park Agreements to be sold or any sale proceeding predicated thereon:

                    (a) Make or do the same in such manner and to such extent as Beneficiary may deem reasonably necessary to protect the security of this Deed of Trust, Beneficiary being authorized to use, enter upon and take possession of Trustor's right, title and interest in and to the Series A Wind Park Agreements for such purpose consistent with the conditions of Paragraph 5.02;
           and

                    (b) Commence, appear in and/or defend any action or proceeding purporting to affect the security of this Deed of Trust, the interests, rights, powers and/or duties of Beneficiary under this Deed of Trust, whether brought by or against Trustor or Beneficiary.

Beneficiary shall not be under any obligation to make any of the payments or do any of the acts referred to in this Paragraph 3.01.

IV.   DEFAULTS AND REMEDIES
      ---------------------

      A.   Defaults
           --------

           4.01 An Event of Default under this Deed of Trust shall occur if any of the following events shall occur and be continuing:

                    (a) There occurs an Event of Default as defined and specified in Section 9.1 of the Security Agreement.

                    (b) Trustor fails to perform any of its obligations under this Deed of Trust, and, within 30 days after Beneficiary's written notice thereof to Trustor, Trustor shall not have cured such failure or, if such failure is incapable of cure within 30 days, Trustor shall not promptly commence and diligently proceed to cure such failure as promptly as possible.

     B.    Remedies
           --------

           4.02 In the event of any Event of Default by Trustor under this Deed of Trust as provided in Paragraph 4.01, then and in each such event, Beneficiary may declare all sums secured hereby immediately due and payable either by commencing an action to foreclose this Deed of Trust as a mortgage or by the delivery to Trustee of a written declaration of default and demand for sale and of written notice of default and of election to cause the right, title and interest of Trustor in and to the Series A Wind Park Agreements to be sold, which notice Trustee shall cause to be duly filed for record. Should Beneficiary elect to foreclose by exercise of the power of sale herein, Beneficiary shall also deposit with Trustee this Deed of Trust and the Series A Purchase Notes and such receipts and evidence of expenditures made and secured by this Deed of Trust as Trustee may require, and notice of sale having been given as then required by law and after lapse of such time as may then be required by law after recordation of such notice of default, Trustee, without demand on Trustor, shall sell the right, title and interest of Trustor in and to the Series A Wind Park Agreements at the time and place of sale fixed by Trustee in said notice of sale, as a whole, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the right, title and interest of Trustor in and to the Series A Wind Park Agreements so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale, and upon payment in full (or credit bid by Beneficiary) shall own the right, title and interest of Trustor in and to the Series A Wind Park Agreements. Any deed of conveyance provided by Trustee or Beneficiary may provide that the granting of the interest so conveyed shall not result in a merger with any other interest or estate held by the grantee of such deed, and the actual holding of dominant and subordinate interests or estates shall not result in a merger of such interests or estates.

           4.03 Beneficiary, from time to time before Trustee's sale, may rescind any such notice of default and of election to cause the right, title and interest of Trustor in and to the Series A Wind Park Agreements to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any such prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any Event of Default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of default, and of election to cause the right, title and interest of Trustor in and to the Series A Wind Park Agreements to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of this Deed of Trust or any of the rights, obligations or remedies under this Deed of Trust of Beneficiary or Trustee or Trustor.

           4.04 After deducting all costs, fees and expenses of Trustee and of this Trust, including the cost of evidence of title in connection with sale and attorneys' fees, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the rate applicable under the first Series A Purchase Note at the time of such expenditure; all other sums then secured by this Deed of Trust; and the remainder, if any, to the person or persons legally entitled thereto.

           4.05 Beneficiary and Trustee shall not exercise any right of disposition of the right, title and interest of Trustor in and to the Series A Wind Park Agreements until the occurrence and continuance of an Event of Default.

           4.06 If Beneficiary at any time holds additional security for any obligations secured by this Deed of Trust, it may enforce the terms of this Deed of Trust or otherwise realize upon the same upon the occurrence and continuance of an Event of Default, at its option, either before or concurrently herewith or after a sale is made under this Deed of Trust, and may apply the proceeds upon the indebtedness secured by this Deed of Trust without affecting the status of or waiving any right to exhaust all or any other security, including the security under this Deed of Trust, and without waiving any Event of Default or any right or power whether exercised under this Deed of Trust or contained in this Deed of Trust or in any such other security.

           4.07 No remedy in this Deed of Trust conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy in this Deed of Trust or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given under this Deed of Trust or now or hereafter existing at law or in equity or by statute. Every power or remedy given under this Deed of Trust to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised concurrently or independently from time to time and as of ten as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies.

V.   MISCELLANEOUS PROVISIONS
     ------------------------

           5.01 By accepting payment of any sum secured by this Deed of Trust after its due date or in an amount less than the sum due, Beneficiary does not waive its rights to require prompt payment when due of all other sums so secured or to declare an Event of Default as provided in this Deed of Trust in the event sums due are only partially paid.

           5.02 Trustor authorizes Beneficiary and its agents, employees or workmen, to use and enter at any reasonable time any part of Trustor's right, title and interest in and to the Series A Wind Park Agreements for the purposes of inspecting the same and of performing any of the acts Beneficiary is authorized to perform under this Deed of Trust. Such use, entry and performance shall be consistent with the terms of the Series A Wind Park Agreements and any other agreements affecting the Series A Wind Park Agreements or the Land or the Zond Land including without limitation those to which Beneficiary or any of its affiliates are a party.

           5.03 This Deed of Trust applies to, inures to the benefit of, and binds Beneficiary, Trustee, Trustor and their respective heirs, legatees, devisees, administrators, successors and assigns. The term "Beneficiary" shall mean the owner and holder, including pledgees, of the Series A Purchase Notes, whether or not named as Beneficiary in this Deed of Trust. Whenever the context so requires in this Deed of Trust, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

           5.04 Trustee, upon presentation to it of any affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default by Trustor in its obligations under this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act under this Deed of Trust in complete reliance thereon.

           5.05 If any provision of this Deed of Trust should be held unenforceable or void, then such provision shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Deed of Trust. Unless otherwise indicated, all references to paragraphs are to paragraphs in this Deed of Trust.

           5.06 Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

           5.07 Trustee shall be under no obligation to notify Beneficiary or Trustor of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust.

           5.08 Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary and recorded in Kern County, California, substitute a successor or successors for Trustee named herein or acting under this Deed of Trust.

           5.09 All notices under this Deed of Trust shall be deemed to have been duly given if mailed by the United States registered or certified mail, with return receipt requested, postage prepaid to the following addresses (or to such other addresses as shall be given in writing by any party to the others) and shall be deemed completed upon any such mailing:

           To Trustor:               Zond Windsystem
                                     Partners, Ltd. Series 85-A,
                                     a California Limited Partnership
                                     c/o Zond Windsystems Management
                                      Corporation III
                                     112 South Curry Street

                                     Tehachapi, California 93561
                                     Attention: Kenneth C. Karas

           To Beneficiary:           Zond Construction Corporation III
                                     112 South Curry Street
                                     Tehachapi, California 93561
                                     Attention: Kenneth C. Karas

In the event of any strike or occurrence of another similar event which interrupts mail service, notices may be served personally upon an individual, partner, or an officer or director of a corporation which is or is part of the party being served hereunder.

           5.10 Trustor requests that a copy of any notice of default and of any notice of sale under this Deed of Trust be mailed to Trustor at its address determined in accordance with Paragraph 5.09.

           5.11 Beneficiary and Trustee shall have no right or interest in the right, title and interest of Trustor in and to the Series A Wind Park Agreements when the obligations secured by this Deed of Trust have been indefeasibly repaid or performed. Upon written request of Beneficiary stating that all sums secured by this Deed of Trust have been paid and upon surrender to Trustee of this Deed of Trust and the Series A Purchase Notes for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without any covenant or warranty, express or implied, the right, title and interest of Trustor in and to the Series A Wind Park Agreements then held by Trustee under this Deed of Trust. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

           5.12 By acceptance of this Deed of Trust, Beneficiary agrees that, in the event of any Event of Default by Trustor under this Deed of Trust or any event of default under the Series A Purchase Notes or the Series A Security Agreement, Beneficiary's sole recourse shall be to the security granted in this

Deed of Trust and in the Series A Security Agreement and Trustor shall in no event be personally liable under the Series A Purchase Notes, the Series A Security Agreement and this Deed of Trust.

           5.13 This Deed of Trust shall be construed and enforced in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the day first written above.

                                     ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A,
                                     A CALIFORNIA LIMITED PARTNERSHIP


                                     By its general partner:

                                     Zond Windsystems Management
                                     Corporation III,
                                     a California corporation



                                     By /s/Craig A. Anderson
                                       -----------------------------------
                                       Craig A. Anderson
                                       Senior Vice President and
                                       General Counsel


STATE OF CALIFORNIA        )
                           ) ss.
COUNTY OF Los Angeles      )

           On November 7, 1985, before me, the undersigned, a Notary Public in and for said State, personally appeared CRAIG A. ANDERSON, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the Senior Vice President and General Counsel of Zond Windsystems Management Corporation III, the corporation that executed the within instrument as the general partner of Zond Windsystem Partners, Ltd. Series 85-A, a California Limited Partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that such partnership executed the same.

           WITNESS my hand and official seal.

                                         -----------------------------------
Signature /s/ Susan L. Clarke            |         OFFICIAL SEAL           |
          --------------------------     |         SUSAN L. CLARKE         |
                                         |     NOTARY PUBLIC - CALIFORNIA  |
                                         |         LOS ANGELES COUNTY      |
                                         |   My comm. expires June 22, 1997|
                                         -----------------------------------

                                   EXHIBIT A
                                       TO
                 SERIES A DEED OF TRUST AND ASSIGNMENT OF RENTS

Legal Description of the "Property" and the "Land":

ALL OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN,
IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION OF SAID SECTION 33, THAT IS INCLUDED WITHIN THE LAND DESCRIBED AS PARCEL IF IN THE FINAL ORDER OF CONDEMNATION HAD IN KERN COUNTY SUPERIOR COURT, CASE NO. 101028, A CERTIFIED COPY THEREOF WAS RECORDED JULY 23, 1970 IN BOOK 4420 PAGE 123, OFFICIAL RECORDS.

ALSO EXCEPT ALL THAT PORTION WITHIN THE RIGHT OF WAY, 200 FEET WIDE OF THE SOUTHERN PACIFIC RAILROAD COMPANY AS GRANTED BY ACT OF CONGRESS OF JULY 27, 1866.






















                                   EXHIBIT A
                                      -13-

                                   EXHIBIT B
                                       TO
                 SERIES A DEED OF TRUST AND ASSIGNMENT OF RENTS


Legal Description of Zond Land:

A. ALL OF FRACTIONAL SECTION 31, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

B. THE NORTH HALF, SOUTH HALF OF THE SOUTHEAST QUARTER, NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

     EXCEPT THAT PORTION IN DRY SALT LAKE AS SAID LAKE IS SO DESIGNATED AND SHOWN UPON THE OFFICE SURVEY OF SAID TOWNSHIP RETURNED TO THE GENERAL LAND OFFICE AT WASHINGTON, D.C. AND APPROVED BY THE SURVEYOR GENERAL OF CALIFORNIA ON MAY 14, 1856.


























                                   EXHIBIT B
                                      -14-

         I hereby certify under penalty of perjury that the notary

         seal of                      [Susan L. Clarke]
                 ---------------------------------------------------------

         affixed to the within document, while not being photographically reproducible, can be read. I further certify that the said notary

         commission expires on                 [6-22-87]
                               -------------------------------------------

         The notary bond and commission is filed in Los Angeles
                                                    ----------------------

         County.


         Place of execution              [Bakersfield]
                            ----------------------------------------------

         Date            11-19-85
              ------------------------------------------------------------



                                      /s/ Sunny Moss
                                      ------------------------------------
                                     (Signature and firm Name, if, any)